              AMERICAN GENERAL LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT E
                                GENERATIONS(TM)
              COMBINATION FIXED AND VARIABLE ANNUITY CERTIFICATES
                       SUPPLEMENT DATED AUGUST 26, 1998
                                      TO
                         PROSPECTUS DATED MAY 1, 1998


     Effective August 26, 1998, American General Life Insurance Company of New York ("AGNY") is updating information with regard to ratings it receives from certain organizations which review and rate the financial status and claims-paying ability of insurance companies. The discussion about ratings begins on page 12 of the prospectus. The A++ (Superior) rating from the A. M. Best Company was lowered to A+ (Superior) on June 15, 1998. The ratings from the A.
M. Best Company, Standard & Poor's Corporation and Duff & Phelps Credit Rating Co. are subject to change from time to time. Therefore, AGNY is discontinuing its prior practice and will no longer publish ratings in the prospectus. However, current ratings may be reflected from time to time in any advertising about the Certificates, as well as in any reports which publish such ratings.

     In addition, AGNY is changing the minimum initial purchase payment required for Qualified Certificates and the name of an affiliated company which provides services to AGNY.


1.   CHANGES WITH RESPECT TO RATINGS INFORMATION ABOUT AGNY

     UNDER "FINANCIAL AND PERFORMANCE INFORMATION," WHICH BEGINS ON PAGE 11, THE LAST FOUR PARAGRAPHS ARE DELETED IN THEIR ENTIRETY AND REPLACED WITH THE
     FOLLOWING:

     AGNY may also advertise or report to Owners its ratings as an insurance company by the A. M. Best Company. Each year, A. M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's Ratings range from A++ to F.

     In addition, the claims-paying ability of AGNY as measured by the Standard & Poor's Corporation may be referred to in advertisements or in reports to Owners. A Standard & Poor's insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Standard & Poor's ratings range from AAA to D.

     AGNY may additionally advertise its rating from Duff & Phelps Credit Rating Co. A Duff & Phelps rating is an assessment of a company's insurance claims paying ability. Duff & Phelps ratings range from AAA to CCC.

     Current ratings from A. M. Best, Standard & Poor's, and Duff & Phelps may be reflected from time to time in any advertising about the Certificates, as well as in any reports which publish such ratings. The ratings reflect the claims paying ability and financial strength of AGNY. They are not a rating of investment performance that purchasers of insurance products have experienced or are likely to experience in the future.

2. CHANGE WITH RESPECT TO MINIMUM INITIAL PURCHASE PAYMENT FOR QUALIFIED CERTIFICATES

     ON PAGE 9, THE FIRST SENTENCE UNDER "MINIMUM INVESTMENT REQUIREMENTS" IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

     Your initial purchase payment must be at least $2,000 if you are purchasing a Qualified Certificate, and $5,000 if you are purchasing a Non-Qualified Certificate.

3.   CHANGE OF NAME

     THE NAME "AMERICAN GENERAL INDEPENDENT PRODUCER DIVISION," WHICH APPEARS UNDER "SERVICES AGREEMENT" ON PAGE 39 HAS BEEN CHANGED TO "AMERICAN GENERAL LIFE COMPANIES" AND THE ACRONYM "AGIPD," WHICH ALSO APPEARS UNDER "SERVICES AGREEMENT" HAS BEEN CHANGED TO "AGLC."